                                   EXHIBIT 4.3

NUMBER                                           [EXCO logo]                                            SHARES

                                             EXCO RESOURCES, INC.

     COMMON STOCK                                                                                   CUSIP 269279 20 4
PAR VALUE $0.02 PER SHARE    INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS          SEE REVERSE SIDE FOR CERTAIN DEFINITIONS


        THIS CERTIFIES THAT








        is the owner of


 FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK PAR VALUE OF $0.02 EACH OF
                              EXCO RESOURCES, INC.

        transferable on the books of the Corporation by the registered holder in person or by attorney duly authorized in writing upon surrender of this Certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. This certificate and the shares represented hereby are issued and shall be held subject to all of the terms, conditions and limitations of the Articles of Incorporation and the Bylaws of the Company, as restated or amended, or as same may be restated or amended hereafter to all of which the holder hereof by acceptance hereof agrees and assents.

          Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

   DATED:



  SECRETARY                   [EXCO CORPORATE SEAL]                  PRESIDENT

         THE ARTICLES OF INCORPORATION OF THE CORPORATION ON FILE IN THE OFFICE OF THE SECRETARY OF STATE OF TEXAS SET FORTH A FULL STATEMENT OF (1) (A) ALL OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OF SHARES AUTHORIZED TO BE ISSUED AND (B) THE AUTHORITY OF THE BOARD OF DIRECTORS TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF THE SHARES OF PREFERRED STOCK THAT THE CORPORATION IS AUTHORIZED TO ISSUE IN SERIES AND, IF AND TO THE EXTENT THAT THEY HAVE BEEN FIXED AND DETERMINED, THE RELATIVE RIGHTS AND PREFERENCES OF ANY SUCH SERIES AND (2) A FULL STATEMENT OF THE DENIAL OR LIMITATION OF THE PREEMPTIVE RIGHTS OF SHAREHOLDERS. THE CORPORATION WILL FURNISH A COPY OF SUCH STATEMENT(S) TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE ON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

         The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM      - as tenants in common                       UNIF GIFT MIN ACT     - ___________ Custodian __________
                                                                                     (Cust)              (Minor)

TEN ENT      - as tenants by the entireties                                       under Uniform Gifts to Minors

JT TEN       - as joint tenants with right of                                     Act_____________________________
               survivorship and not as tenants                                                   (State)
               in common


    Additional abbreviations may also be used though not in the above list.

         FOR VALUE RECEIVED, _________________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________
_______________________________________________________________________ Attorney
to transfer the said Stock on the Books of the within-named Corporation with full power of substitution in the premises.


Dated_____________



                                        X_______________________________________
                                         NOTICE: THE SIGNATURE TO THIS
                                         ASSIGNMENT MUST CORRESPOND WITH THE
                                         NAME AS WRITTEN UPON THE FACE OF THE
                                         CERTIFICATE IN EVERY PARTICULAR,
                                         WITHOUT ALTERATION OR ENLARGEMENT OR
                                         ANY CHANGE WHATEVER.



_______________________________________
        SIGNATURE GUARANTEE

(Signature must be guaranteed by a
Commercial Bank or Trust Company or a
Member Firm of a Major Stock Exchange)